INVESTORS TITLE COMPANY
                                  COVER LETTER


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  Investors Title Company
     Form 8-K
     File No. 0-11774

To Whom It May Concern:

     Pursuant to applicable Securities and Exchange Commission rules and regulations, Investors Title Company furnishes herewith via EDGAR a Current Report on Form 8-K.


                                Sincerely,

                                INVESTORS TITLE COMPANY

                                /s/ James A. Fine, Jr.
                                ----------------------
                                James A. Fine, Jr.
                                President, Treasurer and Chief Financial Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                October 28, 2004
             -------------------------------------------------------
                Date of Report (Date of earliest event reported)



                             INVESTORS TITLE COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



     North Carolina                       0-11774                56-1110199
--------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



        121 North Columbia Street
       Chapel Hill, North Carolina                                 27514
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



                                 (919) 968-2200
              -----------------------------------------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Title Company, dated October 28, 2004, reporting Investors Title Company's financial results for the fiscal quarter ended September 30, 2004.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


Item 9.01. Financial Statements and Exhibits

       (c) Exhibits. The following exhibit accompanies this Report:

Exhibit 99.1 -- Press Release of Investors Title Company dated October 28, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   INVESTORS TITLE COMPANY


Date: October 28, 2004                             By: /s/ James A. Fine, Jr.
                                                       -------------------------
                                                       James A. Fine, Jr.
                                                       President, Treasurer and
                                                        Chief Financial Officer